Exhibit 4.2
Execution Version

GENESIS ENERGY, L.P.,

GENESIS ENERGY FINANCE CORPORATION

and

the Guarantors named herein

6.000% SENIOR NOTES DUE 2023,

6.75% SENIOR NOTES DUE 2022,
6.50% SENIOR NOTES DUE 2025
and
6.250% SENIOR NOTES DUE 2026
THIRTEENTH SUPPLEMENTAL INDENTURE
SUBSIDIARY GUARANTEE
DATED AS OF MARCH 22, 2019
U.S. BANK NATIONAL ASSOCIATION,

Trustee

This THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of March 22, 2019 (this “Thirteenth Supplemental Indenture”), is among Genesis Energy, L.P., a Delaware limited partnership (the “Company”), Genesis Energy Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), the 2023 Guarantors referred to below, the 2022 Guarantors referred to below, the 2025 Guarantors referred to below, the 2026 Guarantors referred to below, the party identified under the caption “New Guarantor” on the signature pages hereto (the “New Guarantor”) and U.S. Bank National Association, a national banking association, as Trustee.
RECITALS
WHEREAS, the Issuers, the Initial Guarantors and the Trustee entered into an indenture, dated as of May 21, 2015 (the “Base Indenture”), as amended, supplemented and modified by: (i) the Supplemental Indenture, dated as of May 21, 2015 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of June 26, 2015 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of July 15, 2015 (the “Third Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of September 22, 2015 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of December 11, 2015 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of March 10, 2016 (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of June 29, 2017 (the “Eighth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of November 13, 2017 (the “Tenth Supplemental Indenture”), and the Twelfth Supplemental Indenture, dated as of August 28, 2018 (the “Twelfth Supplemental Indenture”; and, together with the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and the Tenth Supplemental Indenture, the “2023 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2023 Supplemental Indentures, the “2023 Indenture”), pursuant to which the Issuers have issued $400,000,000 in the aggregate principal amount of 6.000% Senior Notes due 2023 (the “2023 Notes”); (ii) the Fourth Supplemental Indenture, dated as of July 23, 2015 (the “Fourth Supplemental Indenture”; and, together with the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Tenth Supplemental Indenture and the Twelfth Supplemental Indenture, the “2022 Supplemental Indentures”; and the Base Indenture, as supplemented by the 2022 Supplemental Indentures, the “2022 Indenture”) pursuant to which the Issuers have issued $750,000,000 in the aggregate principal amount of 6.75% Senior Notes due 2022 (the “2022 Notes”); (iii) the Ninth Supplemental Indenture, dated as of August 14, 2017, as amended by Article 2 of the Tenth Supplemental Indenture (the “Ninth Supplemental Indenture”; and the Base Indenture, as supplemented by the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Twelfth Supplemental Indenture, the “2025 Indenture”) pursuant to which the Issuers have issued $550,000,000 in the aggregate principal amount of 6.50% Senior Notes due 2025 (the “2025 Notes”); and (iv) the Eleventh Supplemental Indenture, dated as of December 11, 2017 (the “Eleventh Supplemental Indenture”; and the Base Indenture, as supplemented by the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture, the “2026 Indenture”) pursuant to which the Issuers have issued $450,000,000 in the aggregate principal amount of 6.250% Senior Notes due 2026 (the “2026 Notes”);
WHEREAS, Section 8.01 of the First Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2023 Indenture, herein called the “2023 Guarantors”) and the Trustee may amend or supplement the First Supplemental Indenture and the Base Indenture (as it relates to the 2023 Notes) in order to comply with Section 4.13 or 9.03 of the First Supplemental Indenture, without the consent of the Holders of the 2023 Notes;
WHEREAS, Section 8.01 of the Fourth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2022 Indenture, herein called the “2022 Guarantors”) and the Trustee may amend or supplement the Fourth Supplemental Indenture and the Base Indenture (as it relates to the 2022 Notes) in order to comply with Section 4.13 or 9.03 of the Fourth Supplemental Indenture, without the consent of the Holders of the 2022 Notes;
WHEREAS, Section 8.01 of the Ninth Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2025 Indenture, herein called the “2025 Guarantors”) and the Trustee may amend or supplement the Ninth Supplemental Indenture and the Base Indenture (as it relates to the 2025 Notes) in order to comply with Section 4.13 or 9.03 of the Ninth Supplemental Indenture, without the consent of the Holders of the 2025 Notes;

WHEREAS, Section 8.01 of the Eleventh Supplemental Indenture provides that the Issuers, the Guarantors (as defined in the 2026 Indenture, herein called the “2026 Guarantors”) and the Trustee may amend or supplement the Eleventh Supplemental Indenture and the Base Indenture (as it relates to the 2026 Notes) in order to comply with Section 4.13 or 9.03 of the Eleventh Supplemental Indenture, without the consent of the Holders of the 2026 Notes;
WHEREAS, all acts and things necessary to make this Thirteenth Supplemental Indenture a valid and legally binding agreement according to its terms, and a valid and legally binding amendment of and supplement to, each of the 2023 Indenture, the 2022 Indenture, the 2025 Indenture and the 2026 Indenture, have been duly done and performed; and
NOW, THEREFORE, to comply with the provisions of each of the 2023 Indenture, the 2022 Indenture, the 2025 Indenture and the 2026 Indenture, and in consideration of the above premises, the Issuers, the 2023 Guarantors, the 2022 Guarantors, the 2025 Guarantors or the 2026 Guarantors, respectively, the New Guarantor and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the 2023 Notes, the 2022 Notes, the 2025 Notes or the 2026 Notes, respectively, as follows:
ARTICLE 1
Section 1.01. This Thirteenth Supplemental Indenture is supplemental to each of the 2023 Indenture, the 2022 Indenture, the 2025 Indenture and the 2026 Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, each of the 2023 Indenture, the 2022 Indenture, the 2025 Indenture and the 2026 Indenture for any and all purposes.
Section 1.02. This Thirteenth Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Issuers, the 2023 Guarantors, the 2022 Guarantors, the 2025 Guarantors, the 2026 Guarantors, the New Guarantor and the Trustee.
ARTICLE 2
Section 2.01. From this date, in accordance with Sections 4.13 and 9.03 of the First Supplemental Indenture, Sections 4.13 and 9.03 of the Fourth Supplemental Indenture, Sections 4.13 and 9.03 of the Ninth Supplemental Indenture and Sections 4.13 and 9.03 of the Eleventh Supplemental Indenture, and by executing this Thirteenth Supplemental Indenture, the New Guarantor shall be subject to the provisions of (w) the First Supplemental Indenture and the Base Indenture (as it relates to the 2023 Notes) to the extent provided for in Article Nine of the First Supplemental Indenture, (x) the Fourth Supplemental Indenture and the Base Indenture (as it relates to the 2022 Notes) to the extent provided for in Article Nine of the Fourth Supplemental Indenture, (y) the Ninth Supplemental Indenture and the Base Indenture (as it relates to the 2025 Notes) to the extent provided for in Article Nine of the Ninth Supplemental Indenture and (z) the Eleventh Supplemental Indenture and the Base Indenture (as it relates to the 2026 Notes) to the extent provided for in Article Nine of the Eleventh Supplemental Indenture.
Section 2.02. The New Guarantor hereby becomes a party to the 2023 Indenture as a 2023 Guarantor with respect to the 2023 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2023 Guarantor under the 2023 Indenture with respect to the 2023 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2023 Indenture applicable to a 2023 Guarantor with respect to the 2023 Notes and to perform all of the obligations and agreements of a 2023 Guarantor under the 2023 Indenture with respect to the 2023 Notes.
Section 2.03. The New Guarantor hereby becomes a party to the 2022 Indenture as a 2022 Guarantor with respect to the 2022 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2022 Guarantor under the 2022 Indenture with respect to the 2022 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2022 Indenture applicable to a 2022 Guarantor with respect to the 2022 Notes and to perform all of the obligations and agreements of a 2022 Guarantor under the 2022 Indenture with respect to the 2022 Notes.

Section 2.04. The New Guarantor hereby becomes a party to the 2025 Indenture as a 2025 Guarantor with respect to the 2025 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2025 Guarantor under the 2025 Indenture with respect to the 2025 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2025 Indenture applicable to a 2025 Guarantor with respect to the 2025 Notes and to perform all of the obligations and agreements of a 2025 Guarantor under the 2025 Indenture with respect to the 2025 Notes.
Section 2.05. The New Guarantor hereby becomes a party to the 2026 Indenture as a 2026 Guarantor with respect to the 2026 Notes and as such will have all of the rights and be subject to all of the obligations and agreements of a 2026 Guarantor under the 2026 Indenture with respect to the 2026 Notes. The New Guarantor agrees to be bound by all of the provisions of the 2026 Indenture applicable to a 2026 Guarantor with respect to the 2026 Notes and to perform all of the obligations and agreements of a 2026 Guarantor under the 2026 Indenture with respect to the 2026 Notes.
ARTICLE 3
Section 3.01. Except as specifically modified herein, the 2023 Indenture and the 2023 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the First Supplemental Indenture. Except as specifically modified herein, the 2022 Indenture and the 2022 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Fourth Supplemental Indenture. Except as specifically modified herein, the 2025 Indenture and the 2025 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Ninth Supplemental Indenture. Except as specifically modified herein, the 2026 Indenture and the 2026 Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Eleventh Supplemental Indenture.
Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Thirteenth Supplemental Indenture. This Thirteenth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in each of the 2023 Indenture, the 2022 Indenture, the 2025 Indenture and the 2026 Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.
Section 3.03. THIS THIRTEENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.04. The parties may sign any number of copies of this Thirteenth Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.
[NEXT PAGE IS SIGNATURE PAGE]

Exhibit 4.2
Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed, all as of the date first written above.
GENESIS ENERGY, L.P.
By:    Genesis Energy, LLC,
    its general partner
By:    /s/ R. V. Deere
Robert V. Deere
    Chief Financial Officer
GENESIS ENERGY FINANCE CORPORATION
By:    /s/ R. V. Deere
Robert V. Deere
    Chief Financial Officer
2023 GUARANTORS, 2022 GUARANTORS, 2025 GUARANTORS AND 2026 GUARANTORS

GENESIS CRUDE OIL, L.P.
GENESIS PIPELINE TEXAS, L.P.
GENESIS PIPELINE USA, L.P.
GENESIS SYNGAS INVESTMENTS, L.P.

By:    GENESIS ENERGY, LLC,
    its general partner
By:    /s/ R. V. Deere
Robert V. Deere
    Chief Financial Officer

[Signature Page to Thirteenth Supplemental Indenture]

GENESIS PIPELINE ALABAMA, LLC
GENESIS DAVISON, LLC
DAVISON PETROLEUM SUPPLY, LLC
DAVISON TRANSPORTATION SERVICES, LLC
RED RIVER TERMINALS, L.L.C. [LA]
TEXAS CITY CRUDE OIL TERMINAL, LLC
TDC, L.L.C.
GENESIS NEJD HOLDINGS, LLC
GENESIS FREE STATE HOLDINGS, LLC
DAVISON TRANSPORTATION SERVICES, INC.
TDC SERVICES, LLC
GENESIS CHOPS I, LLC
GENESIS CHOPS II, LLC
GEL CHOPS GP, LLC
GENESIS ENERGY, LLC
GENESIS MARINE, LLC
MILAM SERVICES, INC.
GEL TEX MARKETING, LLC
GEL LOUISIANA FUELS, LLC
GEL WYOMING, LLC
GENESIS SEKCO, LLC
GEL SEKCO, LLC
GENESIS RAIL SERVICES, LLC
GEL OFFSHORE PIPELINE, LLC
GENESIS OFFSHORE, LLC
GEL OFFSHORE, LLC
GENESIS ODYSSEY, LLC
GEL ODYSSEY, LLC
GENESIS POSEIDON, LLC
GEL POSEIDON, LLC
GENESIS BR, LLC
BR PORT SERVICES, LLC
CASPER EXPRESS PIPELINE, LLC

AP MARINE, LLC
TBP2, LLC
GEL TEXAS PIPELINE, LLC
THUNDER BASIN HOLDINGS, LLC
THUNDER BASIN PIPELINE, LLC
ANTELOPE REFINING, LLC
GENESIS OFFSHORE HOLDINGS, LLC
GENESIS SAILFISH HOLDINGS, LLC
GENESIS POSEIDON HOLDINGS, LLC
CAMERON HIGHWAY OIL PIPELINE COMPANY, LLC
CAMERON HIGHWAY PIPELINE GP, L.L.C.
FLEXTREND DEVELOPMENT COMPANY, L.L.C.
GEL DEEPWATER, LLC
GEL IHUB, LLC
GENESIS DEEPWATER HOLDINGS, LLC
GENESIS GTM OFFSHORE OPERATING COMPANY, LLC
GENESIS IHUB HOLDINGS, LLC
GENESIS SMR HOLDINGS, LLC
HIGH ISLAND OFFSHORE SYSTEM, L.L.C.
MANTA RAY GATHERING COMPANY, L.L.C.
MATAGORDA OFFSHORE, LLC
POSEIDON PIPELINE COMPANY, L.L.C.
SAILFISH PIPELINE COMPANY, L.L.C.
SEAHAWK SHORELINE SYSTEM, LLC
SOUTHEAST KEATHLEY CANYON PIPELINE COMPANY, L.L.C.
GENESIS TEXAS CITY TERMINAL, LLC
DEEPWATER GATEWAY, L.L.C.
GEL PIPELINE OFFSHORE, LLC
GENESIS ALKALI HOLDINGS, LLC
GENESIS ALKALI, LLC
GENESIS SPECIALTY ALKALI, LLC
GEL PALOMA, LLC

[Signature Page to Thirteenth Supplemental Indenture]

By: /s/ R. V. Deere Robert V. Deere Chief Financial Officer

GEL CHOPS I, L.P.
GEL CHOPS II, L.P.

By:    GEL CHOPS GP, LLC,
its general partner

By:    /s/ R. V. Deere
Robert V. Deere
Chief Financial Officer

CAMERON HIGHWAY PIPELINE I, L.P.

By:	CAMERON HIGHWAY PIPELINE GP, L.L.C.,
its general partner

By:    /s/ R. V. Deere
Robert V. Deere
Chief Financial Officer

GENESIS ALKALI WYOMING, LP

By: GENESIS ALKALI HOLDINGS, LLC,
its general partner

[Signature Page to Thirteenth Supplemental Indenture]

By:    /s/ R. V. Deere
Robert V. Deere
Chief Financial Officer

[Signature Page to Thirteenth Supplemental Indenture]

NEW GUARANTOR

GENESIS WASATCH ADDITIVES, INC.

By:	/s/ R. V. Deere
Robert V. Deere
Chief Financial Officer and Treasurer

[Signature Page to Thirteenth Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:     /s/ Michael K. Herberger
Michael K. Herberger
    Vice President

[Signature Page to Thirteenth Supplemental Indenture]